2/9/2017 1 Covisint Corporation Third Quarter Fiscal 2017 Results February 9, 2017

This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business and results of operations; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the extent we are able to maintain pricing with our customers at renewal; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; and failure to protect our intellectual property. These and other risks and uncertainties associated with our business are described in Item 1A “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended December 31, 2016. We assume no obligation and do not intend to update these forward-looking statements. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These historical and forward-looking non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP measures is included in the appendix to this presentation. Covisint is a registered trademark of Covisint Corporation. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. Forward Looking Statements 2

3 Q3 FY17: Financial Overview Key Metrics ($ in thousands) Guidance Summary * Excludes the impact of stock compensation and the expensing of certain R&D costs (rather than capitalizing such costs), refer to the reconciliation of quarterly results on slide 6 and the reconciliation of guidance on slide 7. ** Y/Y growth FY17 Subscription Revenue** (3) - (5)% About 15% of Total Revenue Non-GAAP Net Loss* $(11) – (12) mil Cash on Hand (EOP) $33 mil Total Shares Outstanding 41.0 mil Services Revenue Q3 FY 17 Y/Y Q/Q Subscription Revenue $ 14,735 (3%) 1% Services Revenue $ 1,911 (51%) (25%) Total Revenue $ 16,646 (13%) (3%) Q3 FY 17 Y/Y Q/Q Gross Profit $ 8,146 (21%) (2%) Gross Margin 49% Stock Compensation Expense $ 16 Amortization of Capitalized Software $ 1,152 Non-GAAP Gross Profit* $ 9,314 (17%) (2%) Non-GAAP Gross Margin 56% Net Loss $ (4,400) Stock Compensation Expense $ 491 Capitalized internal software costs $ (746) Amortization of Capitalized Software $ 1,152 Non-GAAP Net Loss* $ (3,503) Net Change in Cash $ (4,376) Net proceeds from exercise of stock awards $ (118) Vendor Financing Payment $ 245 Effect of Exchange Rate Changes on Cash $ 95 Free Cash Flow $ (4,154) Highlights • C sh at $30 million • Non-GAAP Gross Margin in line with expectations • Cash Flow better than expectations • Expect Cash Flow break-even in Fiscal 2018

Q3 FY17 Highlights 4 • Market Continues to Develop Around Our Key Components • Internet of Things • Cloud Identity and Access Management • Primary Focus Remains on Building Sales Momentum • Increased focused on the automotive market • Rebuilt sales and account executive teams with specific auto industry experience • Improved pipeline of opportunity • Manage Cash Position Through Strong Expense Management • Finished Q3 FY17 with $30.4 million in cash • Expect cash flow break-even for FY18

Appendix

6 Q3 FY17: Non-GAAP Reconciliation ($ in thousands, except per share) Net Change in Cash $ (4,376) Net proceeds from exercise of stock awards $ (118) Vendor Financing Payment $ 245 Effect of Exchange Rate Changes on Cash $ 95 Free Cash Flow $ (4,154) Q3'FY17 General and administrative 2,813 Adjustments: Stock compensation expense 371 General and administrative, non-GAAP 2,442 Q3'FY17 Net loss (4,400) Adjustments: Capitalized internal software costs (746) Stock compensation expense 491 Amortization of capitalized software and other intangibles 1,152 Net loss, non-GAAP (3,503) Q3'FY17 Diluted EPS (0.11) Adjustments: Capitalized internal software costs (0.02) Stock compensation expense 0.01 Amortization of capitalized software and other intangibles 0.03 Diluted EPS, non-GAAP (0.09) Q3'FY17 Cost of revenue 8,500 Adjustments: Stock compensation expense 16 Amortization of capitalized software and other intangibles 1,152 Cost of revenue, non-GAAP 7,332 Q3'FY17 Research and development 2,578 Adjustments: Capitalized internal softwar costs (746) Stock compensation expense 11 Research and development, non-GAAP 3,313 Q3'FY17 Sales and marketing 7,128 Adjustments: Stock compensation expense 93 Sales and marketing, non-GAAP 7,035

7 Non-GAAP Forecast Reconciliation ($ in millions) Forecast Net Loss (14.0) - (16.0) Capitalized internal software costs (3.0) - (2.4) Stock compensation expense 1.8 - 2.0 Amortization of capitalized software 4.2 - 4.4 Forecast Non-GAAP Net Loss (11.0) - (12.0) Forecast Net Change in Cash (6.2) - (7.2) Net proceeds from exercise of stock awards (0.2) - (0.2) Vendor Financing Payment 0.6 - 0.6 Effect of exchange rate changes on cash 0.1 - 0.1 Forecast Free Cash Flow (5.7) - (6.7) FY 17